UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

Beyond Commerce, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	98-0512515
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite 500,

Las Vegas, Nevada, 89169

(Address of principal executive offices, including zip code)

(702) 675-8022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2021, Beyond Commerce, Inc. (the “Company”) entered into a securities exchange agreement (the “Exchange Agreement”) with an existing institutional investor (the “Investor”), whereby, in exchange for the Investor returning to the Company for cancellation the Senior Secured Redeemable Convertible Debenture (“Debenture”) in the initial face amount of $2,717,391.30, issued by the Company on August 7, 2018, which was convertible into Common Stock at a variable conversion price, the Company is issuing to the Investor 1,556,905 shares of the Company’s Series C Convertible Preferred Stock (the “Exchange Shares”), which are convertible into a fixed number of shares of Common Stock.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the full text of its form, which is filed as an exhibit hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.2* 10.1

Certificate of Designations for Series C Preferred Stock (Incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2021)

Form of Exchange Agreement

*      filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: March 19, 2021	By:	/s/ Geordan G. Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director